                                 SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant(s)          [ X ]

Filed by a party other than the Registrant     [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

                      OPPENHEIMER QUEST VALUE FUND, INC.
         ------------------------------------------------------------
             (Name of Registrant(s) as Specified in Its Charter)

                                SAME AS ABOVE
         ------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No Fee Required

[   ] Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:  1(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

---------------------------------------

John V. Murphy
Chairman, President and                               OppenheimerFunds Logo
Chief Executive Officer                               OppenheimerFunds, Inc.
                                                      Two World Financial Center
                                                      225 Liberty Street
                                                      New York, NY 10281-1008
                                                      www.oppenheimerfunds.com

                                                      April 30, 2007

Dear Oppenheimer Quest Value Fund, Inc. Shareholder:

     We have  scheduled a  shareholder  meeting on June 29,  2007,  at 1:00 P.M.
Mountain  time,  for you to decide upon some  important  proposals for the Fund.
Your ballot card, a meeting notice and a detailed  proxy  statement are enclosed with this letter.

     Your Board of Directors  believes the matters  being  proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the proposals described below. Regardless of the number of shares you own, it is important  that your shares be  represented  and voted.  So we urge you to consider these issues carefully and make your vote count.

What are the proposals?

o     Election of  Directors.  You are being asked to consider  and approve the election of six Directors.  You will find detailed  information on the Directors in the enclosed proxy statement.

o     Approval  of  Proposal to Change the Fund's  Investment  Objective.  Your
approval  is  requested  to change  the  investment  objective  of the Fund from seeking capital appreciation to seeking total return.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid  envelope today. You also may vote by telephone or internet by following the  instructions on the proxy ballot.  Using a touch-tone telephone  or the internet to cast your vote saves you time and helps reduce the
Fund's expenses.  If you vote by phone or internet,  you do not need to mail the proxy ballot.

Remember,  it can be expensive  for the Fund--and  ultimately  for you as a shareholder--to  remail ballots if not enough  responses are received to conduct the  scheduled  meeting.  If your  vote is not  received  before  the  scheduled meeting, you may receive a telephone call asking you to vote.

Please read the  enclosed  proxy  statement  for  complete  details on this proposal.  Of course,  if you have any questions,  please contact your financial advisor, or call us at 1.800.225.5677. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                      Sincerely,

                                                      [John V. Murphy signature]

Enclosures
XP0225.002.0407

                       OPPENHEIMER QUEST VALUE FUND, INC. SM

                    6803 South Tucson Way, Centennial, CO 80112

                     Notice of Special Meeting of Shareholders
                             To Be Held June 29, 2007

To the Shareholders of Oppenheimer Quest Value Fund, Inc.:

     Notice is hereby  given  that a special  meeting of the  shareholders  (the
"Meeting") of  Oppenheimer  Quest Value Fund,  Inc. (the "Fund") will be held on
June 29, 2007 at 1:00 P.M. Mountain Time, as may be adjourned from time to time.
The Meeting will be held at the Fund's offices located at 6803 South Tucson Way,
Centennial, Colorado 80112.

At the Meeting, shareholders of the Fund will vote on the following:

1.       A proposal to elect six Directors;
2.       A proposal to change the Fund's investment objective; and
3.       To transact such other business as may properly come before the
         Meeting, or any adjournments thereof.

     Any  shareholder  who owned  shares of the Fund at the close of business on
April 10, 2007 (the "Record  Date") will receive  notice of the Meeting and will be entitled to vote at the Meeting or any  adjournment  or  postponement  of the
Meeting.  Please  read the  full  text of the  enclosed  Proxy  Statement  for a complete understanding of the proposals.

                YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                            WE URGE YOU TO VOTE PROMPTLY.
                               YOUR VOTE IS IMPORTANT.
         PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS
                                BY VOTING TODAY.

Dated: April 30, 2007

                                             By Order of the Board of Directors,

                                                       Robert G. Zack, Secretary

                       OPPENHEIMER QUEST VALUE FUND, INC. SM

                          SPECIAL MEETING OF SHAREHOLDERS
                                    to be held
                                  June 29, 2007

     This is a Proxy Statement for the  Oppenheimer  Quest Value Fund, Inc. (the
"Fund").  The Board of Directors ("Board") of the Fund is soliciting proxies for the special meeting of the Fund's  shareholders  to approve  proposals that have already been approved by the Board.

     The Board  has sent you this  Proxy  Statement  to ask for your vote on two proposals  affecting  the  Fund.  The  Fund  will  hold  a  special  meeting  of shareholders  on June 29, 2007 at 1:00 p.m.  Mountain  Time, as may be adjourned from  time to time  (the  "Meeting").  The  Meeting  will be held at the  Fund's offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

     Any shareholder who owned shares of the Fund on April 10, 2007 (the "Record
Date")  will  receive  notice of the Meeting and will be entitled to vote at the
Meeting or any  adjournment or  postponement  of the Meeting.  Shareholders  are entitled  to cast one vote for each  full  share  and  fractional  vote for each fractional share they own on the Record Date.

     You should  read the entire  Proxy  Statement  before  voting.  Please call
1-800-225-5677  (1-800-CALL-OPP)  if you have any  questions  about  this  Proxy
Statement or the proposals described in the Proxy Statement.

     The  Fund  expects  to mail the  Notice  of  Special  Meeting,  this  Proxy
Statement and the proxy ballot to shareholders on or about April 30, 2007.

     The Annual  Report to  Shareholders  of the Fund dated October 31, 2006 has previously been sent to shareholders.  Upon request, the Fund's annual report is available  at no cost.  You may  receive  a free  copy of the  annual  report by visiting the website at  www.oppenheimerfunds.com;  writing to  OppenheimerFunds
Services,  the Fund's transfer agent, at P.O. Box 5270, Denver,  Colorado 80217;
or by calling toll-free 1-800-225-5677 (1-800-CALL-OPP).

     The Fund is required by federal law to file reports,  proxy  statements and other information with the Securities and Exchange  Commission (the "SEC").  You
can inspect and copy proxy  statements,  reports  and other  information  at the
SEC's Public Reference Room in Washington,  D.C. (Phone:  1-202-942-8090) or the
EDGAR database on the SEC's website at www.sec.gov.  Copies may be obtained upon payment of a duplicating fee by electronic  request at the SEC's e-mail address:
publicinfo@sec.gov  or  by  writing  to  the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

                              QUESTIONS AND ANSWERS

Q.   What proposals am I being asked to vote on?

A.   You are being asked to vote on the following proposals:
     1.   To elect six members to the Board of Directors; and
     2.   To change the Fund's  investment  objective from "The Fund seeks capital  appreciation"  to "The Fund seeks total return."

Q.   Has the Fund's Board approved the Proposals?

A.   Yes. The Board unanimously approved the proposals and recommends that you vote to approve each proposal.

Q.   Why am I being asked to elect six Directors?

A.   Section 16(a) of the Investment Company Act of 1940 ("Investment Company
Act")  requires  that at least a majority of the Fund's  Directors be elected by the  shareholders.  In addition,  under this section,  new  Directors  cannot be appointed by the existing  Directors to fill vacancies  created by  retirements, resignations or an expansion of the Board unless,  after those appointments,  at least two-thirds of the Directors have been elected by shareholders.

     The Fund's Board currently consists of six Directors. All of the Directors, except David K. Downes, were elected to the Board by shareholders of the Fund on
December  5,  2005.  Mr.  Downes was  appointed  as a member of the Board by the
Fund's Directors on December 16, 2005.

     The  current  composition  of the Board meets the  regulatory  requirements described  above.  However,  approval by  shareholders  of this  proposal  would continue to give the Board  flexibility  to appoint one or more Directors in the future while assuring compliance with these requirements.

Q.   Why am I being  asked to  approve  a change  in the  Fund's  investment objective  from "The Fund seeks capital  appreciation"  to "The Fund seeks total return"?

A.   The  proposed new  investment  objective is part of a series of changes, described  below,  by which the Fund would pursue a dividend  growth  investment strategy, focusing on companies that pay, or are expected to pay, dividends that are expected to grow over time.

     The shift to a total return objective and dividend growth  investment focus is designed to broaden the appeal of the Fund to investors and thereby  increase the Fund's  assets,  which could lower the Fund's  expenses  resulting  from any economies  of  scale  achieved  by  the  larger  asset  base.  In  addition,  if shareholders approve the proposed change to the Fund's investment objective, the
Fund's overall effective advisory fee schedule would be revised,  resulting in a lower advisory fee rate paid by the Fund.

     The  Fund  has   historically   invested   in   large-cap   value   stocks.
OppenheimerFunds, Inc., the Fund's investment manager (the "Manager"), currently manages another  large-cap value fund  (Oppenheimer  Value Fund) and other funds that may at times emphasize  large-cap value stocks.  The Manager  believes that the Fund's opportunity to grow its assets is limited because investors and firms
that  sell  the  Fund's   shares  may  overlook  the  Fund  in  favor  of  other
value-oriented  Oppenheimer funds. The Manager believes that changing the Fund's investment  focus would  distinguish  it from other funds advised by the Manager and increase the Fund's visibility among investors.

     If  shareholders  approve  the  proposed  change to the  Fund's  investment objective,  the changes  described  below would be made to implement  the Fund's proposed new dividend growth investment  focus.  These changes would take effect only if  shareholders  approve the Fund's  proposed  new  investment  objective.
Please  note,  however,  that  shareholders  are not being  asked to vote on the changes described immediately below.

o    as discussed above, the Fund's advisory fee schedule would be revised, resulting in a lower overall effective advisory fee;
o    the investment strategies and risks described in the Fund's prospectus would be revised;
o    the Fund would be renamed;
o    new portfolio managers would be named to manage the Fund; and
o    the Fund would be permitted to increase the frequency of its dividends from annually to quarterly.

     If shareholders approve the Fund's proposed new investment objective, it is expected that the Fund would begin investing pursuant to its new objective,  and the changes  described in the preceding  paragraph would take effect on or after
August 1, 2007.  The first  quarterly  distribution,  if any is made,  under the
Fund's  proposed new dividend  policy is expected to occur on or about March 31,
2008.

Q.   When will the Meeting be held?

A.   The Meeting will be held on June 29, 2007, unless it is adjourned.

Q.   Will the Directors attend the Meeting?

A.   No.  The Directors are not required to attend nor do they plan to attend the Meeting.

Q.   How do I vote my shares?

A.   You can vote your shares via the internet by following the  instructions on the attached proxy ballot(s) and accompanying  materials, by telephone, or by completing  and  signing  the  enclosed  proxy  ballot(s)  and mailing the proxy ballot(s) in the enclosed postage paid envelope.

     If you need  assistance,  or have any questions  regarding the proposals or how to vote your shares, please call 1-800-225-5677 (1-800-CALL-OPP).

                                    PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Meeting, six Directors are proposed to be elected.  Section 16(a) of the  Investment  Company  Act  requires  that at least a majority  of the Fund's
Directors be elected by  shareholders.  In  addition,  under this  section,  new
Directors  cannot be  appointed  by the  existing  Directors  to fill  vacancies created by retirements,  resignations or an expansion of the Board unless, after those  appointments,  at least  two-thirds of the Directors have been elected by shareholders.

     The Fund's Board currently consists of six Directors. All of the Directors, except Mr. David K. Downes,  were  elected to the Board by  shareholders  of the
Fund on December 5, 2005.  Mr.  Downes was appointed as a member of the Board by the Fund's Directors on December 16, 2005.

     The  current  composition  of the Board meets the  regulatory  requirements described above.  However,  approval by shareholders of this proposal would give the Board  flexibility  to appoint  one or more  Directors  in the future  while assuring compliance with these requirements.

     The Fund is not required,  and does not intend, to hold annual  shareholder meetings for the purpose of electing  Directors.  As a result,  if elected,  the
Directors  will hold office  until their  successors  are duly elected and shall have  qualified.  If a nominee is unable to accept  election or serve his or her term, or resign,  the Board of Directors may, subject to the Investment  Company
Act and in its discretion, select another person to fill the vacant position.

     Although the Fund does not hold annual meetings of its shareholders, it may hold shareholder  meetings from time to time on important matters.  Shareholders also have the right to call a meeting  to  remove a  Director  or to take  other
action  described  in  the  Fund's  Restated  Articles  of   Incorporation,   as
subsequently  amended.  Also,  if at  any  time,  less  than a  majority  of the
Directors  holding office have been elected by the  shareholders,  the Directors will  promptly  call  a  shareholders'  meeting  for  the  purpose  of  electing
Directors.

     Each of the  Directors  serves as trustee or director of other funds in the
Oppenheimer  family of funds.  Except for John V. Murphy,  the Directors are not
"interested  persons" of the Fund within the meaning of the  Investment  Company
Act (the "Independent Directors"). Mr. Murphy is an "interested person" (as that term is  defined  in the  Investment  Company  Act) of the  Fund  because  he is
affiliated  with   OppenheimerFunds,   Inc.,  the  Fund's   investment   manager
("Manager"),  by virtue of his  positions  as an  officer  and  director  of the
Manager, and as a shareholder of its parent company. Mr. Murphy was appointed as a Director of the Fund with the understanding  that in the event he ceases to be the chief executive officer of the Manager,  he will resign as a Director of the
Fund.

     The  Fund's  Directors,  their  length  of  service,  and  their  principal occupations and business  affiliations  during the past five years are listed in the tables below.  The information for the Independent  Directors also includes, as of  December  31,  2006,  the  dollar  range  of  shares  of the Fund and the aggregate  dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Directors. The address of each Director,  unless otherwise noted, is 6803 S. Tucson Way, Centennial,  CO 80112-3924.  The Directors are not
required to attend nor do they plan to attend this Meeting.

What Factors Did The Board Consider In Selecting The Nominees?

     The Audit Committee of the Fund serves as the nominating  committee for the
Fund's Board. The members of the Audit Committee, each of whom is an Independent
Director,  recommended  that each  Director be approved by  shareholders  listed
below  to  the  Board.  After  due  consideration,   the  Board  recommended  to
shareholders  the election of each Nominee.  In making the  recommendation,  the
Board and the Audit  Committee  considered a number of factors,  including  each
Nominee's  knowledge,  background,  and  experience.  Please refer to "The Audit
Committee  of the  Board  of  Directors",  below,  for more  information  on the selection of Nominees by the Audit Committee.

     The following Directors are proposed to be elected by shareholders:

-------------------------------------------------------------------------------------------------------------------------------------
                                                       Independent Directors
-------------------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
Name, Position(s) Held       Principal Occupation(s) During the Past 5 Years; Other       Dollar Range of     Aggregate Dollar Range
with the Fund, Length of     Trusteeships/Directorships Held; Number of Portfolios      Shares Beneficially   of Shares Beneficially
Service, Age                 in the Fund Complex Currently Overseen                      Owned in the Fund   Owned in Supervised Funds
---------------------------- --------------------------------------------------------- --------------------- ------------------------
---------------------------- --------------------------------------------------------- ----------------------------------------------
                                                                                                  As of December 31, 2006
---------------------------- --------------------------------------------------------- ----------------------------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
Thomas W. Courtney,          Principal of Courtney Associates, Inc. (venture capital   $10,001-$50,000       $50,001-$100,000
Chairman of the Board of     firm) (since 1982); General Partner of Trivest Venture
Directors since 2001,        Fund (private venture capital fund); President of
Director since 1985          Investment Counseling Federated Investors, Inc.
Age: 73                      (1973-1982); Trustee of the following open-end
                             investment companies: Cash Assets Trust (1984), Premier
                             VIT (formerly PIMCO Advisors VIT), Tax Free Trust of
                             Arizona (since 1984) and four funds for the Hawaiian
                             Tax Free Trust. Oversees 10 portfolios in the
                             OppenheimerFunds complex.
---------------------------- --------------------------------------------------------- --------------------- ------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
David K. Downes,             President, Chief Executive Officer and Board Member of    $10,001-$50,000       Over $100,000
Director since 2005          CRAFund Advisors, Inc. (investment management company)
Age: 67                      (since January 2004); President of The Community
                             Reinvestment Act Qualified Investment Fund (investment
                             management company) (since January 2004); Independent
                             Chairman of the Board of Trustees of Quaker Investment
                             Trust (registered investment company) (since January
                             2004); Director of Internet Capital Group (information
                             technology company) (since October 2003); Chief
                             Operating Officer and Chief Financial Officer of
                             Lincoln National Investment Companies, Inc. (subsidiary
                             of Lincoln National Corporation, a publicly traded
                             company) and Delaware Investments U.S., Inc.
                             (investment management subsidiary of Lincoln National
                             Corporation) (1995-2003); President, Chief Executive
                             Officer and Trustee of Delaware Investment Family of
                             Funds (1995-2003); President and Board Member of
                             Lincoln National Convertible Securities Funds, Inc. and
                             the Lincoln National Income Funds, TDC (1995-2003);
                             Chairman and Chief Executive Officer of Retirement
                             Financial Services, Inc. (registered transfer agent and
                             investment adviser and subsidiary of Delaware
                             Investments U.S., Inc.) (1995-2003); President and
                             Chief Executive Officer of Delaware Service Company,
                             Inc. (1995-2003); Oversees 10 portfolios in the
                             OppenheimerFunds complex.
---------------------------- --------------------------------------------------------- --------------------- ------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
Robert G. Galli,             A director or trustee of other Oppenheimer funds.         None                  Over $100,000
Director since 1998          Oversees 62 portfolios in the OppenheimerFunds complex.*
Age: 73
---------------------------- --------------------------------------------------------- --------------------- ------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
Lacy B. Herrmann,            Founder and Chairman Emeritus of Aquila Group of Funds    $10,001-$50,000       $10,001-$50,000
Director since 1984          (open-end investment company) (since December 2004);
Age: 77                      Chairman of Aquila Management Corporation and Aquila
                             Investment Management LLC (since August 1984); Chief
                             Executive Officer and President of Aquila Management
                             Corporation (August 1984-December 1994); Vice
                             President, Director and Secretary of Aquila
                             Distributors, Inc. (distributor of Aquila Management
                             Corporation); Treasurer of Aquila Distributors, Inc.;
                             President and Chairman of the Board of Trustees of
                             Capital Cash Management Trust ("CCMT"); President and
                             Director of STCM Management Company, Inc. (sponsor and
                             adviser to CCMT); Chairman, President and Director of
                             InCap Management Corporation; Sub-Advisor and
                             Administrator of Prime Cash Fund & Short Term Asset
                             Reserves; Director of OCC Cash Reserves, Inc. (open-end
                             investment company) (June 2003-December 2004); Trustee
                             of Premier VIT (formerly PIMCO Advisors VIT)
                             (investment company) (since 1994); Trustee of OCC
                             Accumulation Trust (open-end investment company) (until
                             December 2004); Trustee Emeritus of Brown University
                             (since June 1983). Oversees 10 portfolios in the
                             OppenheimerFunds complex.
---------------------------- --------------------------------------------------------- --------------------- ------------------------
---------------------------- --------------------------------------------------------- --------------------- ------------------------
Brian F. Wruble,             General Partner of Odyssey Partners, L.P. (hedge fund)    $10,001-$50,000       Over $100,000
Director since 2001          (since September 1995); Director of Special Value
 Age: 63                     Opportunities Fund, LLC (registered investment company)
                             (since September 2004); Member, Zurich Financial
                             Investment Advisory Board (insurance) (affiliate of the
                             Manager's parent company) (since October 2004); Board
                             of Governing Trustees of The Jackson Laboratory
                             (non-profit) (since August 1990); Trustee of the
                             Institute for Advanced Study (non-profit educational
                             institute) (since May 1992); Special Limited Partner of
                             Odyssey Investment Partners, LLC (private equity
                             investment) (January 1999-September 2004); Trustee of
                             Research Foundation of AIMR (2000-2002) (investment
                             research, non-profit); Chartered Financial Analyst.
                             Oversees 62 portfolios in the OppenheimerFunds complex.*
---------------------------- --------------------------------------------------------- --------------------- ------------------------
*                 In addition to serving as a director or trustee of each of the Board III Funds, Messrs. Galli and
Wruble also serve on the Boards of 52 other Oppenheimer funds that are not Board III Funds.
         Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of
Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves as a Director for an indefinite term, or until his resignation or removal as chief executive officer of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
                                                  Interested Director and Officer
------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
Name, Position(s) Held      Principal Occupation(s) During the Past 5 Years; Other            Dollar Range of    Aggregate Dollar
                                                                                                   Shares         Range Of Shares
                                                                                                Beneficially    Beneficially Owned
with Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the          Owned in         in Supervised
Service, Age                Fund Complex Currently Overseen                                       the Fund             Funds
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
--------------------------- ----------------------------------------------------------------- --------------------------------------
                                                                                                     As of December 31, 2006
--------------------------- ----------------------------------------------------------------- --------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
John V. Murphy,             Chairman, Chief Executive Officer and Director of the Manager     None              Over $100,000
Director since 2001 and     (since June 2001); President of the Manager (September
President and Principal     2000-March 2007); President and director or trustee of other
Executive Officer since     Oppenheimer funds; President and Director of Oppenheimer
2005                        Acquisition Corp. ("OAC") (the Manager's parent holding
Age: 57                     company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                            Manager) (since November 2001); Chairman and Director of
                            Shareholder Services, Inc. and of Shareholder Financial
                            Services, Inc. (transfer agent subsidiaries of the Manager)
                            (since July 2001); President and Director of OppenheimerFunds
                            Legacy Program (charitable trust program established by the
                            Manager) (since July 2001); Director of the following
                            investment advisory subsidiaries of the Manager: OFI
                            Institutional Asset Management, Inc., Centennial Asset
                            Management Corporation, Trinity Investment Management
                            Corporation and Tremont Capital Management, Inc. (since
                            November 2001), HarbourView Asset Management Corporation and
                            OFI Private Investments, Inc. (since July 2001); President
                            (since November 1, 2001) and Director (since July 2001) of
                            Oppenheimer Real Asset Management, Inc.; Executive Vice
                            President of Massachusetts Mutual Life Insurance Company (OAC's
                            parent company) (since February 1997); Director of DLB
                            Acquisition Corporation (holding company parent of Babson
                            Capital Management LLC) (since June 1995); Member of the
                            Investment Company Institute's Board of Governors (since
                            October 3, 2003); Oversees 99 portfolios in the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------------- ----------------- --------------------

General Information Regarding the Board of Directors

     The Fund is  governed by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders  under Maryland law. The Directors meet periodically  throughout the year to oversee the Fund's  activities,  review its performance,  and review the actions of the Manager. The Board held six meetings during the Fund's fiscal year ended October 31, 2006.  Each Director was present for at least 75% of the aggregate number of meetings,  including any meetings of the audit  committee on which that  Director  served,  that were held during the period.

The Audit Committee of the Board of Directors

     The Board of Directors has an Audit Committee comprised solely of Directors who  are  not  "interested  persons"  under  the  Investment  Company  Act  (the
"Independent Directors"). The members of the Audit Committee are David K. Downes
(Chairman),  Thomas W.  Courtney,  Robert G. Galli,  Lacy B.  Herrmann and Brian
Wruble.  The Audit  Committee  held six meetings  during the Fund's  fiscal year
ended  October  31,  2006.  The  Audit   Committee   furnishes  the  Board  with
recommendations  regarding  the selection of the Fund's  independent  registered public accounting firm (also referred to as the "Independent  Auditors").  Other main functions of the Audit Committee  outlined in the Audit Committee  Charter, include,  but are not  limited  to:  (i)  reviewing  the  scope and  results  of financial  statement audits and the audit fees charged;  (ii) reviewing  reports
from  the  Independent   Auditors  regarding  the  Fund's  internal   accounting
procedures and controls;  (iii)  reviewing  reports from the Manager's  Internal
Audit Department;  (iv) maintaining a separate line of communication between the
Fund's  Independent  Auditors and the Independent  Directors;  (v) reviewing the independence  of the Fund's  Independent  Auditors and; (vi)  pre-approving  the provision of any audit or non-audit services by the Fund's Independent Auditors, including tax services,  that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the Manager.

     The Audit Committee's  functions  include selecting and nominating,  to the full Board,  nominees for election as Directors,  and  selecting and  nominating
Independent  Directors  for  election.  The Audit  Committee  may, but need not, consider  the advice and  recommendation  of the Manager and its  affiliates  in selecting  nominees.  The full  Board  elects  new  Directors  except  for those instances when a shareholder vote is required.

     To date,  the  Audit  Committee  has  been  able to  identify  from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of  individuals,  accompanied  by complete  and properly  supported resumes, for the Audit Committee's  consideration by mailing such information to the Audit  Committee.  Shareholders  wishing to submit a nominee for election to
the  Board  may  do  so  by  mailing   their   submission   to  the  offices  of
OppenheimerFunds,  Inc., Two World Financial  Center,  225 Liberty Street,  11th
Floor,  New York, NY  10281-1008,  to the attention of the Board of Directors of
Oppenheimer  Quest Value Fund, Inc., c/o the Secretary of the Fund.  Submissions
should, at a minimum,  be accompanied by the following:  (1) the name,  address, and business, educational, and/or other pertinent background of the person being recommended;  (2) a statement  concerning  whether the person is an  "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she  were  nominated;  and (4)  the  name  and  address  of the  person submitting the recommendation  and, if that person is a shareholder,  the period for which that person held Fund shares.  Shareholders  should note that a person who owns  securities  issued by  Massachusetts  Mutual  Life  Insurance  Company
("MassMutual")   (the  parent  company  of  the  Manager)  would  be  deemed  an
"interested person" under the Investment Company Act. In addition, certain other
relationships   with   MassMutual   or   its   subsidiaries,   with   registered
broker-dealers,  or with the Funds'  outside legal counsel may cause a person to be deemed an "interested person."

     Although   candidates   are  expected  to  provide  a  mix  of  attributes,
experience,   perspective  and  skills  necessary  to  effectively  advance  the interests of  shareholders,  the Audit  Committee has not  established  specific qualifications  that must be met by a director nominee.  In evaluating  director nominees,  the Audit Committee  considers,  among other things,  an individual's background,  skills,  and  experience;  whether the individual is an "interested person" as defined in the  Investment  Company Act;  and whether the  individual would be deemed an "audit  committee  financial  expert"  within the  meaning of
applicable  SEC  rules.   The  Audit   Committee  also  considers   whether  the
individual's background,  skills, and experience will complement the background, skills,  and experience of other  nominees.  The Audit Committee may, upon Board approval,  retain  an  executive  search  firm or use  the  services  of  legal,
financial,   or  other  external  counsel  to  assist  in  screening   potential
candidates.

     The Audit Committee  evaluates all Director nominees  according to the same criteria,  whether recommended by a shareholder,  current Director, the Manager, or any other source.

     A copy of the  provisions of the Audit  Committee  Charter  relating to the
process   and   criteria   for   nominating   Directors   may  be   accessed  at
www.oppenheimerfunds.com.

Compensation of Directors

     The Independent Directors receive compensation for service as Directors and as Committee members (if applicable) and are reimbursed for expenses incurred in connection  with  attending such Board and Committee  meetings.  The Fund pays a share of these expenses.

     The  officers  of the Fund and one  Director  of the Fund (Mr.  Murphy) are
affiliated  with the  Manager  and  receive no salary or fee from the Fund.  The remaining  Directors of the Fund received the compensation  shown below from the
Fund with  respect to the  Fund's  fiscal  year  ended  October  31,  2006.  The
compensation   from  all  Oppenheimer  funds  (including  the  Fund)  represents compensation  received  for  serving  as a director  or trustee  and member of a committee (if  applicable) of the boards of those funds during the calendar year ended December 31, 2006.

------------------------------------ --------------------- ------------------- ----------------------- -------------------------
                                          Aggregate            Retirement                              Total Compensation From
Director Name and Other Fund                                Benefits Accrued      Estimated Annual
Position(s)                           Compensation From     as Part of Fund        Benefits Upon          the Fund and Fund
(as applicable)                          the Fund(1)            Expenses           Retirement(2)             Complex (3)
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
------------------------------------ ----------------------------------------- ----------------------- -------------------------
                                        Fiscal year ended October 31, 2006                             Year ended December 31,
                                                                                                                 2006
------------------------------------ ----------------------------------------- ----------------------- -------------------------
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
Thomas W. Courtney                          $6,028                None                $100,284               $196,500(4)
Chairman of the Board and Audit
Committee Member
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
David K. Downes((5))                        $4,553                None                 $4,391                  $146,668
Audit Committee Chairman
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
Robert G. Galli                             $4,982                None             $107,096((6))            $264,812((7))
Audit Committee Member
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
Lacy B. Herrmann                            $4,923                None                $88,150               $167,000((8))
Audit Committee Member
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
------------------------------------ --------------------- ------------------- ----------------------- -------------------------
Brian F. Wruble                             $5,109                None              $45,544((9))            $241,260(1(0))
Audit Committee Member
------------------------------------ --------------------- ------------------- ----------------------- -------------------------

1.  "Aggregate  Compensation  From the  Fund"  includes  fees and  deferred compensation, if any, for a Director.
2. "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Director will retire at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan benefits  as  described  below under  "Retirement  Plan for  Directors."  Actual benefits upon  retirement may vary based on retirement age, years of service and benefit payment elections of the Director.
3.  "Total  Compensation  From the Fund and Fund  Complex"  includes  fees, deferred  compensation  (if any) and accrued  retirement  benefits (if any). For purposes of this section  only,  in accordance  with the  instructions  for Form
N-1A, "Fund Complex" includes the Oppenheimer funds and one open-end  investment company,  PIMCO  Advisors VIT ("PIMCO")  (formerly OCC  Accumulation  Trust) for which the Fund's former Sub-Adviser acts as the investment adviser.  The Manager does not consider  PIMCO to be part of the  OppenheimerFunds  "Fund  Complex" as that term may be otherwise interpreted.
4.  Includes  $35,500 in compensation  from Premier VIT, with respect to Mr.
Courtney's service as a trustee of that fund.
5.  Mr.  Downes was appointed as Director of the Board III Funds on December
16, 2005.
6.  Includes  $57,285 in  estimated  benefits  to be paid to Mr.  Galli for serving as a director  or  trustee  of 49 other  Oppenheimer  funds that are not
Board III Funds.
7.  Includes  $129,312  for  serving as a  director  or trustee of 49 other
Oppenheimer funds (at December 31, 2006) that are not Board III Funds.
8.  Includes  $31,500 in compensation  from Premier VIT, with respect to Mr.
Herrmann's service as a trustee of that fund.
9.  Includes  $4,355 in  estimated  benefits  to be paid to Mr.  Wruble for serving as a director  or  trustee  of 49 other  Oppenheimer  funds that are not
Board III Funds.
10. Includes  $105,760  for  serving as a director  or trustee of 49 other
Oppenheimer funds (at December 31, 2006) that are not Board III Funds.

Retirement and Compensation Deferral Plans for Directors

     The Fund has  adopted a  retirement  plan that  provides  for  payments  to
retired  Independent   Directors.   Payments  are  up  to  80%  of  the  average
compensation paid during a Director's five years of service in which the highest compensation was received.  A Director must serve as director or trustee for any of the Board III Funds for at least seven years to be  eligible  for  retirement plan  benefits  and must  serve  for at least  15 years to be  eligible  for the maximum  benefit.  The amount of  retirement  benefits a Director  will  receive
depends  on  the  amount  of  the  Director's  compensation,   including  future
compensation and the length of his or her service on the Board.

     The  Board of  Directors  has  adopted  a  Compensation  Deferral  Plan for
Independent  Directors  that enables them to elect to defer  receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an  equivalent  amount had been  invested  in shares of one or more  Oppenheimer funds  selected by the Director.  The amount paid to the Director under the plan will be  determined  based  upon the  amount of  compensation  deferred  and the performance of the selected funds.

     Deferral of Directors'  fees under the plan will not materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Director or to pay any  particular  level of  compensation  to any  Director.  Pursuant to an Order issued by the SEC, the
Fund may invest in the funds  selected by the  Director  under the plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Director's deferred compensation account.

Officers

     Information  is  given  below  about  the  executive  officers  who are not
Directors of the Fund,  including their business experience during the past five years.  Each officer  holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Gillespie and Zack and Ms. Bloomberg,  Two World Financial Center,  225
Liberty Street, New York, New York 10281-1008,  for Messrs. Petersen,  Szilagyi,
Vandehey  and Wixted and Ms.  Ives,  6803 S.  Tucson Way,  Centennial,  Colorado
80112-3924. Each officer serves for an indefinite term, or until his resignation or removal as an officer of the Manager.

------------------------------------------------------------------------------------------------------------------------------------
                                                    Other Officers of the Fund
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Name, Position(s) Held with Fund,   Principal Occupation(s) During Past 5 Years
Length of Service, Age
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Christopher Leavy,                  Director of Equities (since January 2007) and Senior Vice President of the Manager (since
Vice President and Portfolio        September 2000); portfolio manager of Morgan Stanley Dean Witter Investment Management
Manager since 2005                  (1997-September 2000). An officer of 7 portfolios in the OppenheimerFunds complex.
Age: 35
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Mark S. Vandehey,                   Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief            President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004       Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal
Age: 56                             Audit of the Manager (1997-February 2004). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Brian W. Wixted,                    Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal Financial   following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
& Accounting Officer since 1999     Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Age: 47                             Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
                                    2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May
                                    2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds
                                    Legacy Program (charitable trust program established by the Manager) (since June 2003);
                                    Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                    Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                    1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds
                                    Legacy Program (April 2000-June 2003). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Brian Petersen,                     Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer since 2004      (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
Age: 36                             1998-July 2002). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Brian C. Szilagyi,                  Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer since 2006      Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
Age: 36                             Financial Group LLC (May 2001-March 2003). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Robert G. Zack,                     Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary since 2001                Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 58                             Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                    President and General Counsel of HarbourView Asset Management Corporation (since December
                                    2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                    September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                                    OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                    (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                    2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services,
                                    Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General
                                    Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                    2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                    2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                    President (May 1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                    Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                    following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                    Services, Inc. (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                    (September 1997-November 2001). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Kathleen T. Ives,                   Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001      2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003)
Age: 41                             of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since
                                    October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                                    1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                    Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                    2003). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                  Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004      (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice
Age: 39                             President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS
                                    Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------
----------------------------------- ------------------------------------------------------------------------------------------------
Phillip S. Gillespie,               Senior Vice President and Deputy General Counsel of the Manager (since September 2004); Mr.
Assistant Secretary since 2004      Gillespie held the following positions at Merrill Lynch Investment Management: First Vice
Age: 43                             President (2001-September 2004); Director (2000-September 2004) and Vice President
                                    (1998-2000). An officer of 99 portfolios in the OppenheimerFunds complex.
----------------------------------- ------------------------------------------------------------------------------------------------

     As of April 10, 2007,  the  Directors,  nominees for Director and officers, individually and as a group,  beneficially owned less than 1% of the outstanding
Class A shares  and no Class B,  Class C, Class N or Class Y shares of the Fund.
The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned  under the plan by the  officers  of the Fund listed above. In addition,  each Independent  Director,  and his or her family members, does not own securities of either the Manager or  OppenheimerFunds  Distributor,
Inc.  (the  "Distributor"  of the Fund) or any  person  directly  or  indirectly controlling,  controlled  by  or  under  common  control  with  the  Manager  or
Distributor.

Independent Registered Public Accounting Firm Fees and Services

     KPMG LLP serves as the independent  registered  public  accounting firm for the Fund.  KPMG LLP audits the Fund's  financial  statements  and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting  firm for the Manager and certain  other funds advised by the Manager and its  affiliates.  Audit and non-audit  services  provided by KPMG LLP to the
Fund must be pre-approved by the Audit Committee.

     The report by KPMG LLP on the Fund's  financial  statements  for the fiscal year ended  October 31, 2006,  contained  no adverse  opinion or  disclaimer  of opinion and was not  qualified  or modified  as to  uncertainty,  audit scope or accounting principles.

     During the  Fund's  fiscal  year  ended  October  31,  2006,  there were no disagreements  between  the  Fund  and  KPMG  LLP on any  matter  of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedures  which,  if not resolved to the  satisfaction of KPMG LLP, would have caused KPMG LLP to make  reference  thereto in their report,  nor were there any
"reportable  events"  as  that  term  is  described  in Item  304  (a)(1)(v)  of
Regulation S-K.

     Audit Fees.  For the fiscal  years  ended  October 31, 2005 and October 31,
2006,  KPMG LLP  billed the Fund for  professional  services  that are  normally provided by KPMG LLP in  connection  with  statutory and  regulatory  filings or engagements for those fiscal years. The aggregate fees billed for those services by KMPG LLP were $15,000 for the fiscal year ended  October 31, 2005 and $15,000 for the fiscal year ended October 31, 2006.

     Audit-Related  Fees.  Audit-related  fees  are for  assurance  and  related services  by KPMG LLP that are  reasonably  related  to the  performance  of the auditor's review of the Fund's  financial  statements and are not reported under the  prior  category.  Audit-related  fees  would  include,  among  others:  due diligence  related to mergers and  acquisitions,  accounting  consultations  and
audits  in  connection   with   acquisitions,   internal   control  reviews  and
consultation concerning financial accounting and reporting standards. During the fiscal years ended October 31, 2005 and 2006, there were no  audit-related  fees billed by KPMG LLP for  services  rendered  to the  Fund.  KPMG LLP  billed  the
Manager or the Manager's  parent company and certain  affiliated  companies that provide ongoing  services to the Fund $156,805 for the fiscal year ended October
31,  2005 and  $195,954  for the fiscal  year ended  October  31,  2006 for such audit-related services.

     Tax Fees.  Tax Fees would  include tax  compliance,  tax  planning  and tax advice. Tax compliance  generally  involves  preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice  includes  assistance  with tax audits  and  appeals,  tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing  authorities.  During the fiscal  years  ended  October 31, 2005 and
2006,  there were no such tax fees billed by KPMG LLP for  services  rendered to the Fund.  KPMG LLP  billed the  Manager or the  Manager's  parent  company  and certain  affiliated  companies that provide ongoing  services to the Fund $6,536 for the fiscal year ended October 31, 2005 for such tax  services.  No such fees were billed for the fiscal year ended October 31, 2006.

     All Other Fees. All other fees would include products and services provided by KPMG LLP other than the services  reported under the prior three  categories.
Such  fees  would  include  the cost to KPMG LLP of  attending  audit  committee meetings.  There were no fees  billed by KPMG LLP for  services  rendered to the
Fund, the Manager, the Manager's parent company, or certain affiliated companies that provide  ongoing  services to the Fund,  other than the services  described above, for the fiscal years ended October 31, 2005 and October 31, 2006.

     During its regularly scheduled periodic meetings,  the Audit Committee will pre-approve all audit,  audit-related,  tax and other services to be provided by
KPMG LLP.  The Audit  Committee  has  delegated  pre-approval  authority  to its
Chairman  for any  subsequent  new  engagements  that  arise  between  regularly scheduled  meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

     Pre-approval  of non-audit  services may be waived  provided  that:  1) the aggregate  amount of all such services  provided  constitutes  no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit  services;  and 3)
such services are promptly  brought to the attention of the Audit  Committee and approved  prior to the  completion  of the  audit.  All  services  described  in
"Audit-Related  Fees," "Tax Fees" and "All Other Fees" were  pre-approved by the
Fund's current Audit Committee.

     The aggregate  non-audit  fees billed by KPMG LLP for services  rendered to the Fund, the Manager or any entity controlling,  controlled by, or under common control  with the  Manager  that  provides  ongoing  services  to the Fund  were
$163,341 for the fiscal year ended October 31, 2005, and $195,954 for the fiscal year ended October 31, 2006. In fiscal years 2005 and 2006,  those  billings did not  include any  prohibited  non-audit  services  as defined by the  Securities
Exchange Act of 1934.

     The Fund's current Audit Committee has considered  whether the provision of
non-audit   services  that  were  rendered  to  the  Manager,   and  any  entity
controlling,  controlled  by, or under  common  control  with the  Manager  that provides ongoing  services to the Fund, that were not  pre-approved  pursuant to paragraph  (c)(7)(ii)  of  Rule  2-01 of  Regulation  S-X  was  compatible  with maintaining  the  principal  accountant's  independence.  No such  services were rendered.  Representatives  of KPMG LLP are not  expected  to be  present at the
Meeting but will be available should any matter arise requiring their presence.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
               A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS

                                     PROPOSAL 2
               APPROVAL OF CHANGE IN THE FUND'S INVESTMENT OBJECTIVE

     It is proposed that shareholders  approve a change in the Fund's investment objective  from "The Fund seeks capital  appreciation"  to "The Fund seeks total return." The Fund's  investment  objective is a  fundamental  policy that can be changed only by a shareholder vote.

     The  proposed  new  investment  objective  is part of a series of  changes, described  below,  by which the Fund would pursue a dividend  growth  investment strategy, focusing on companies that pay, or are expected to pay, dividends that are expected to grow over time.

     The shift to a total return objective and dividend growth focus is designed to broaden the appeal of the Fund to investors  and thereby  increase the Fund's assets,  which could lower the Fund's  expenses as a result of any  economies of scale achieved by the larger asset base. In addition,  if  shareholders  approve the proposed change to the Fund's investment objective,  the Fund's advisory fee schedule would be revised, as described below, resulting in a lower advisory fee rate paid by the Fund.  Many  investors,  including the expanding  population of
baby  boomers,   have  exhibited  an  increasing  demand  for   income-producing
investments,  driven  partly  by a low  interest  rate  environment  as  well as favorable tax treatment for dividend income.  With a dividend growth  investment focus,  the Manager  believes  that the Fund would be positioned to benefit from this increased demand.

     The Fund has  historically  invested in large-cap value common stocks.  The
Manager currently manages another large-cap value fund (Oppenheimer  Value Fund)
and other funds that may at times emphasize  large-cap value stocks. The Manager believes  that the Fund's  opportunity  to grow its  assets is  limited  because investors  and firms that sell the Fund's  shares may overlook the Fund in favor of other  value-oriented  Oppenheimer  funds. The Manager believes that changing the Fund's investment focus would distinguish it from other funds advised by the
Manager and increase the Fund's visibility among investors.

Revised Investment Strategies and Other Changes

     If shareholders approve the Fund's proposed new investment objective, it is expected that the Fund would begin investing pursuant to its new objective,  and the changes  described  below would take effect on or after August 1, 2007.  The first  quarterly  distribution,  if any is made,  under the Fund's  proposed new dividend  policy is expected to occur on or about  March 31,  2008.  Please note that  shareholders  are not being asked to vote on any of the changes  described below.

     Revised   Investment   Strategies.   The  Fund  currently   invests  almost
exclusively  in  large-cap  common  stocks,  with an emphasis on stocks that the portfolio managers believe are undervalued. If shareholders approve the proposed change to the Fund's investment objective,  the Fund would continue to invest in large-cap  value  common  stocks.  However,  the Fund would  shift to a dividend growth strategy and invest in high quality,  dividend growing companies that the portfolio  managers believe have solid  financials and reasonable  valuations in order to seek a growing  income stream and price  appreciation.  The table below compares  the Fund's  existing  principal  investment  strategies  with what the
Manager expects would be the new principal  investment  strategies that the Fund would follow under a dividend growth investment focus:

------------------------------------------------------------ ---------------------------------------------------------
     Current Principal Investment Strategies                    Proposed Principal Investment Strategies
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
The Fund invests mainly in common stocks of companies in     The Fund invests mainly in common stocks that currently
different capitalization ranges. The Fund can also buy       pay dividends, or are expected to begin paying
other investments, including:                                dividends in the future, emphasizing companies that are
o        Other equity securities, such as preferred          expected to grow their dividends over time.
          stocks, rights and warrants and securities
          convertible into common stock, and                 As a non-fundamental policy, under normal market
o        Securities of foreign companies.                    conditions, the Fund will invest at least 80% of its
                                                             net assets in securities of companies that the
The Manager, selects securities for purchase or sale by      portfolio managers expect to experience dividend
the Fund one at a time. This is called a "bottom up"         growth, including companies that currently pay
approach. The portfolio manager uses a fundamental           dividends and are expected to increase them, and
analysis to identify securities for the Fund that he         companies that do not currently pay dividends but are
believes are undervalued. The portfolio manager currently    expected to begin paying them in the near future.
considers the following factors when assessing a company's
business prospects:                                          The Manager focuses on factors that may vary in
o        Future supply/demand conditions for its key         particular cases and over time in seeking broad
          products,                                          diversification of the Fund's portfolio among
o        Product cycles,                                     industries and market sectors. Under normal market
o        Quality of management,                              conditions, the Fund will diversify its holdings across
o        Competitive position in the market place,           most major economic sectors.  The Manager plans to
o        Reinvestment plans for cash generated, and          construct the portfolio using a "top down" approach
o        Better-than-expected earnings reports.              that focuses on broad economic trends affecting entire
Not all factors are relevant for every company. This         markets and industries as well as a "bottom up"
process and the inter-relationship of the                    approach that focuses on the fundamental prospects of
factors considered may change over time and its              individual companies and issuers.
implementation may vary in particular cases.
                                                             While most of the Fund's assets will be invested in
The portfolio manager may consider selling a security for    U.S. common stocks, other securities may also be
one or more of the following reasons:                        purchased, including, to the extent consistent with the
o        The  price has reached its target,                  Fund's objective and investment policies, foreign
o        The company's fundamentals appear to be             stocks, fixed income instruments, convertible
          deteriorating, or                                  securities, and preferred stocks.
o        Better selections are believed to have been
          identified.                                        The Fund may also buy or sell derivative instruments,
                                                             including futures and options contracts on stocks or
                                                             stock indices.
------------------------------------------------------------ ---------------------------------------------------------

     Main Risks of Investing in the Fund. With a dividend growth focus, the Fund would  continue  to be subject to the risks of  investing  in stocks and foreign securities  and the risk of poor  security  selection  by the  Manager  that are associated with its current investment strategies. The Fund's risk profile would change,  however, with the Fund's focus on dividend growth and use of derivative instruments.

     A dividend  growth  investment  focus may limit the Fund's returns during a broad market advance because  dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, dividend-paying companies  may reduce or stop paying  dividends,  which could  reduce the Fund's returns.

     The Fund would use certain  derivative  instruments,  including futures and options contracts on stocks or stock indices,  for hedging (managing  investment risk) or speculative  (seeking higher investment returns) purposes.  Derivatives present special risks that differ from those of investing in stocks.  The use of derivatives  may create leverage that subjects the Fund to a higher risk of loss than is typically  associated  with  investment in stocks,  and may increase the volatility of the Fund's share price.  The Fund could also experience  losses if the price of a derivative is not properly  correlated with the price movement of the  underlying  stock  or  stock  index.  The  Fund  would  not  have  specific limitations  on the  percentage  of its  assets  that  could  be  invested  in a particular  derivative  or committed to an investment  technique  that relies on derivatives.  However,  the  Fund's  use of  derivatives  will be subject to the requirements of the 1940 Act and SEC and SEC staff guidance.

     New Portfolio Managers. Neil M. McCarthy and Joseph R. Higgins would be the
Fund's new portfolio managers, and thus primarily responsible for the day-to-day management of the Fund's investments.

     Mr.  McCarthy  has been a Vice  President  of the Manager and  Chairman and
Chief Investment Officer of OFI Institutional  Asset Management's  Growth Equity
Team's Investment  Policy and Strategy  Committee since September 2003, and is a portfolio manager of other portfolios in the OppenheimerFunds  complex. Prior to joining  the  Manager  in 2003,  he was the Chief  Executive  Officer  and Chief
Investment Officer of Windham Capital Management, a firm he co-founded in 1988.

     Mr.  Higgins  has been Vice  President  of the  Manager and a member of OFI
Institutional  Asset  Management's  Growth Equity Team's  Investment  Policy and
Strategy  Committee  since  May  2004,  and  is a  portfolio  manager  of  other portfolios in the  OppenheimerFunds  complex.  Prior to joining the Manager, Mr.
Higgins was a Vice President of Swiss Re Asset  Management from 1991 to 2003, an
Assistant Vice President from 1988 to 1991 and a co-portfolio  manager from 1993 to 2003.

     Renaming the Fund. To reflect the Fund's dividend growth  investment focus, the name of the Fund would change to "Oppenheimer Rising Dividends Fund."

     Revised Advisory Fee Schedule. The Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's net assets hit  specified  thresholds or  "breakpoints."  For  example,  as  indicated in the first two entries in the table below,  the Fund currently pays an advisory fee of 0.75% on the first $200 million of its net assets and 0.72% on the next $200  million of net assets.  It is proposed that the Fund's advisory fee schedule would change as follows:

---------------------------------------------------------------- ------------------------ ----------------------------
                            Assets                                     Current Fee               Proposed Fee
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                        $0-$200 million                                   0.75%                      0.65%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                      $200m-$400 million                                  0.72%                      0.65%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                      $400m-$600 million                                  0.69%                      0.65%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                      $600m-$800 million                                  0.66%                      0.65%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                        $800-$1 billion                                   0.60%                      0.60%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                       $1b-$1.5 billion                                   0.60%                      0.60%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                      $1.5b-$2.5 billion                                  0.58%                      0.58%
---------------------------------------------------------------- ------------------------ ----------------------------
---------------------------------------------------------------- ------------------------ ----------------------------
                       Over 2.5 billion                                   0.56%                      0.56%
---------------------------------------------------------------- ------------------------ ----------------------------

     As of March 31, 2007, with net assets of $963 million, the Fund's effective advisory  fee rate was 0.69% of  average  daily net  assets.  At the same  asset level, the advisory fee rate would drop to 0.64% under the proposed new advisory fee  schedule.  If  shareholders  approve  the  proposed  change  in  investment objective, the advisory fee rate may be higher or lower than 0.64%, depending on the Fund's net assets at the time the new advisory fee schedule takes effect.

     Increase in Frequency of Dividends.  The Fund  currently  pays dividends to shareholders on an annual basis.  With the proposed  changes,  the Fund would be permitted to pay dividends on a quarterly basis. The Fund,  however,  would have no fixed  dividend rate and cannot  guarantee that it would pay any dividends or distributions.

     If your  shares  are not held in a  tax-deferred  retirement  account,  you should  be  aware  of the  tax  implications  of  dividend  payments  and  other distributions.  Distributions  are  subject  to  federal  income  tax and may be subject to state or local taxes.  Dividends paid from  short-term  capital gains and net  investment  income are taxable as ordinary  income.  Long-term  capital gains are taxable as long-term  capital gains when  distributed to shareholders.
It does not matter how long you have held your shares. Whether you reinvest your distributions  in additional  shares or take them in cash,  the tax treatment is the same. In certain cases, distributions made by the Fund would be considered a non-taxable  return of  capital  to  shareholders.  If that  occurs,  it will be identified in notices to shareholders.

     Generally,  dividends received from domestic  corporations and from foreign corporations  whose stock is readily traded on an established  securities market in the United States or which are  domiciled in countries on a list  established by the Internal  Revenue Service  ("IRS"),  and subject to other IRS guidelines, may be "qualified dividends" when paid to investors. Absent further legislation, the reduced maximum tax rate on qualified  dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. To the extent  that  dividends  paid by the Fund do not meet the  requirements  for qualified  dividend  treatment,  the Fund's  emphasis on dividend  paying stocks could increase a shareholder's federal income tax liability.

     This   information  is  only  a  summary  of  certain  federal  income  tax information. You should consult with your tax advisor about how an investment in the Fund might affect your particular tax situation.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
        THAT YOU APPROVE THE FUND'S PROPOSED NEW INVESTMENT OBJECTIVE.

                         INFORMATION ABOUT THE FUND

Fund Information

     As of the close of business on the Record Date, the Fund had 49,237,601.804 shares outstanding,  consisting of 34,917,571.624 Class A shares;  6,398,387.662
Class B shares;  5,132,424.175 Class C shares; 1,153,197.089 Class N shares; and
1,636,021.254  Class Y shares.  Each share has  voting  rights as stated in this
Proxy  Statement  and is entitled  to one vote for each share (and a  fractional vote for a fractional share).

Beneficial Owners

     Occasionally,  the  number  of shares  of the Fund  held in  "street  name"
accounts of various  securities dealers for the benefit of their clients as well as the number of shares  held by other  shareholders  of record may exceed 5% of the  total  shares  outstanding.  As of the  Record  Date,  to the  best  of the knowledge of the Fund, no shareholders  owned of record,  or beneficially owned,
5% or more of any  class of the  outstanding  voting  shares of the Fund, except as follows:

Class N Shares
          ---------------------------------------------------------------- --------------------------------
          Merrill Lynch Pierce Fenner and Smith for the sole benefit of    Shares:  59,344.764
          its customers                                                    Percent of Class:  5.14%
          Attn: Fund Administration
          4800 Deer Lake Drive East, Fl. 3
          Jacksonville, FL  32246-6484
          ---------------------------------------------------------------- --------------------------------

Class Y Shares
          ---------------------------------------------------------------- --------------------------------
          MassMutual Life Insurance Co Separate Investment Acct            Shares:  1,436,109.197
          Attn:  n225                                                      Percent of Class: 87.78%
          1295 State St.
          Springfield, MA 01111-0001

          ---------------------------------------------------------------- --------------------------------
          ---------------------------------------------------------------- --------------------------------
          Taynik & Co                                                      Shares:  182,853.202
          C/O Investors Bank & Trust                                       Percent of Class: 11.17%
          FPG90
          PO Box 9130
          Boston, MA 02117-9130
          ---------------------------------------------------------------- --------------------------------

The Manager, the Distributor and the Transfer Agent

     Subject  to the  authority  of the  Board  of  Directors,  the  Manager  is responsible for the day-to-day management of the Fund's business pursuant to its investment  advisory agreement with the Fund. The Manager (including  affiliates
and  subsidiaries)   currently  manages  investment  companies,   including  the
Oppenheimer  funds,  with assets of more than $245 billion as of March 31, 2007, with more than 6 million  shareholder  accounts.  The Manager is a wholly  owned
subsidiary  of  Oppenheimer   Acquisition  Corp.   ("OAC"),  a  holding  company
controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"),  which has  engaged  in  the  life  insurance  business  since  1851.  OppenheimerFunds
Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general  distributor of the Fund's shares.  The Manager,  the Distributor and OAC are located at Two World  Financial  Center,  225 Liberty  Street,  11th
Floor,  New York,  NY  10281-1008.  MassMutual  is located at 1295 State Street,
Springfield,  Massachusetts 01111-0001.  OAC acquired the Manager on October 22,
1990.  As  indicated  below,  the  common  stock of OAC is owned by (i)  certain officers  and/or  directors of the Manager,  (ii)  MassMutual  and (iii) another investor.  No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.

     OppenheimerFunds Services, a division of the Manager, located at 6803 South
Tucson  Way,  Centennial,  CO 80112,  serves  as the  transfer  and  shareholder servicing agent (the "Transfer Agent") for the Fund.

Reports to Shareholders and Financial Statements

     The  Annual  Report  to  Shareholders  of  the  Fund,  including  financial statements  of the  Fund  for the  fiscal  year  ended  October  31,  2006,  has previously  been sent to  shareholders.  Upon request,  shareholders  may obtain without  charge a copy of the annual report and the next  available  semi-annual report  by  writing  the  Fund  at  the  address  above,  calling  the  Fund  at
1-800-708-7780  or visiting the Manager's  website at  www.oppenheimerfunds.com.
The Fund's  transfer  agent will  provide a copy of the  reports  promptly  upon request.

     To avoid  sending  duplicate  copies of materials to  households,  the Fund mails only one copy of each  Prospectus  and Annual  and  Semi-Annual  Report to shareholders  having the same last name and address on the Fund's  records.  The consolidation of these mailings, called householding,  benefits the Fund through reduced mailing expenses.

     If you want to  receive  multiple  copies  of these  materials  or  request householding in the future,  you may call the Transfer Agent at  1-800-708-7780.
You may  also  notify  the  Transfer  Agent in  writing.  Individual  copies  of prospectuses  and reports  will be sent to you within 30 days after the Transfer
Agent receives your request to stop householding.

                                 VOTING INFORMATION

How do I vote?

     Please take a few moments to complete your proxy ballot  promptly.  You may vote your shares by completing and signing the enclosed proxy ballot and mailing the proxy ballot in the postage paid envelope  provided.  You also may vote your shares via the internet or by telephone by  following  the  instructions  on the attached  proxy  ballot and  accompanying  materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

     If you need assistance,  have any questions  regarding a Proposal or need a replacement  proxy  ballot,  you may  contact  us  toll-free  at  1-800-225-5677
(1-800-CALL-OPP).  Any proxy  given by a  shareholder,  whether in  writing,  by telephone  or via the  internet,  is  revocable  as  described  below  under the paragraph titled "Revoking a Proxy."

     If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of each Proposal.

     o  Internet  Voting.  You may  vote  over the  internet  by  following  the instructions  in the  enclosed  materials.  You will be  prompted  to enter  the control  number on the enclosed  proxy ballot.  Follow the  instructions  on the screen, using your proxy ballot as a guide.

     o  Telephone Voting.  You also may vote by telephone. Please have the proxy ballot in hand and call the  number on the  enclosed  materials  and  follow the instructions.  After you provide your voting  instructions,  those  instructions will be read back to you and you must  confirm your voting  instructions  before ending  the  telephone  call.  The voting  procedures  used in  connection  with telephone  voting are  designed  to  reasonably  authenticate  the  identity  of shareholders,  to permit shareholders to authorize the voting of their shares in accordance with their  instructions and to confirm that their  instructions have been properly recorded.

     As the Meeting date approaches,  certain shareholders may receive telephone calls from a representative of a solicitation firm (if applicable) if their vote has not yet been  received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by telephonic  instructions from shareholders of the  Fund.  Proxies  that  are  obtained  telephonically  will  be  recorded  in accordance  with the procedures  discussed  herein.  These  procedures have been designed to  reasonably  ensure that the identity of the  shareholder  providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     In all cases where a telephonic proxy is solicited,  the solicitation  firm representative  is required to ask for each  shareholder's  full name,  address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation)  and to  confirm  that  the  shareholder  has  received  the  Proxy
Statement and ballot.  If the information  solicited agrees with the information provided to the solicitation firm, the solicitation firm  representative has the responsibility  to explain the process,  read the  proposal  listed on the proxy ballot,  and ask for  the  shareholder's  instructions  on  such  proposal.  The solicitation  firm  representative,  although he or she is  permitted  to answer questions  about the process,  is not permitted to recommend to the  shareholder how to vote. The solicitation firm  representative  may read any  recommendation set forth in the Proxy Statement.  The  solicitation  firm  representative  will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a  confirmation  of his or her  vote  asking  the  shareholder  to call the solicitation  firm  immediately  if his or her  instructions  are not  correctly reflected in the confirmation.  For additional information, see also the section below titled "Solicitation of Proxies".

Who is entitled to vote and how are votes counted?

     Shareholders  of record of the Fund at the close of  business  on April 10,
2007 (the "Record  Date") will be entitled to vote at the Meeting.  On April 10,
2007, there were  49,237,601.804  outstanding shares of the Fund,  consisting of
34,917,571.624 Class A shares; 6,398,387.662 Class B shares; 5,132,424.175 Class
C shares;  1,153,197.089  Class N shares; and 1,636,021.254 Class Y shares. Each shareholder  will be entitled to one vote for each full share,  and a fractional vote for each fractional share of the Fund held on the Record Date.

     The   individuals   named  as  proxies  on  the  proxy  ballots  (or  their
substitutes)  will vote  according  to your  directions  if your proxy ballot is received and properly  executed,  or in  accordance  with the  instructions  you provide if you vote by  telephone,  internet  or mail.  You may direct the proxy holders to vote your shares by checking the appropriate box as follows:

     o For Proposal 1 (Election of Directors), "FOR ALL"; "WITHOLD AUTHORITY FOR
ALL"; or "FOR ALL EXCEPT", in which case you must identify the Director nominees for which you are withholding authority.

     o For  Proposal 2 (Change in  Investment  Objective),  "FOR" or "AGAINST or
instruct them not to vote those shares on the proposal by checking the "ABSTAIN"
box.

Quorum and Required Vote

     For Proposal 1 (Election of Directors),  the presence in person or by proxy of the holders of record of a majority of the Fund's  total  shares  outstanding and entitled to vote  constitute a quorum at the Meeting.  Persons  nominated as
Directors must receive a majority of the votes cast at the Meeting. For Proposal
2 (Change in  Investment  Objective),  the  presence  in person or by proxy of a majority (as that term is defined in the  Investment  Company Act) of the Fund's shares outstanding and entitled to vote constitutes a quorum at the Meeting. The affirmative  vote  of the  holders  of a  majority  of the  shares  of the  Fund outstanding  and entitled to vote is necessary to approve  Proposal 2. Under the
Investment  Company Act,  such a  "majority"  vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy  at a  shareholder  meeting,  if  the  holders  of  more  than  50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. Shares whose proxies reflect an abstention on Proposal 2 are counted as shares  present and entitled to vote for purposes of  determining
whether  the  required   quorum  of  shares  exists  for  Proposal  2.  However,
abstentions will have the same effect as a vote "against" Proposal 2.

     In the absence of a quorum or if a quorum is present but  sufficient  votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their  substitutes)  may propose and approve one or more  adjournments of the Meeting to permit further  solicitation of proxies.
All such  adjournments  will require the  affirmative  vote of a majority of the shares  present  in  person  or by proxy at the  session  of the  Meeting  to be adjourned.  The  persons  named  as  proxies  on the  proxy  ballots  (or  their substitutes)  will vote the  Shares  present  in  person or by proxy  (including broker  non-votes  and  abstentions)  in  favor of such an  adjournment  if they determine  additional  solicitation  is  warranted  and in the  interests of the
Fund's shareholders.

Solicitation of Proxies

     The cost of  preparing,  printing and mailing the proxy  ballot,  notice of meeting,  and  this  Proxy  Statement  and all  other  costs  incurred  with the solicitation  of  proxies,  including  any  additional  solicitation  by letter, telephone or otherwise, will be borne by the Fund.

     Broker-dealer firms, banks, custodians,  nominees and other fiduciaries may be  required to forward  soliciting  material  to the  beneficial  owners of the shares of record  on  behalf  of the Fund and to  obtain  authorization  for the execution of proxies.  For those  services,  they will be reimbursed by the Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

     In addition to  solicitations  by mail,  solicitations  may be conducted by telephone or email  including by a hired proxy  solicitation  firm,  the cost of which will be borne by the Fund.

     If a proxy  solicitation  firm is hired, it is anticipated that the cost to the Fund of engaging a proxy  solicitation  firm would not exceed $69,500,  plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for  re-solicitation  of votes.  Currently,  if the Manager  determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager  anticipates  retaining The
Altman Group, Inc. Any proxy  solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;  (ii) prohibited from selling or otherwise  disclosing  shareholder information  to any third party;  and (iii)  required to comply with  applicable telemarketing laws.

     o Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer for the benefit of its  customers  ("street  account  shares")  will be voted by the broker-dealer based on instructions received from its customers.

     For Proposal 1 (Election of Directors),  if no  instructions  are received, the  broker-dealer may give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals. Beneficial owners of street account  shares cannot vote at the Meeting.  Only record owners may vote at the Meeting.

     For Proposal 2 (Change in Investment  Objective),  if no  instructions  are
received,   the  broker-dealer  does  not  have  discretionary   power  ("broker
non-vote")  to vote such street  account  shares on Proposal 2 under  applicable stock exchange  rules.  This "broker  non-vote"  occurs when a proxy is received from a broker and the broker does not have  discretionary  authority to vote the shares on that  matter.  Broker  non-votes  will not be  counted  as  present or entitled to vote for purposes of determining a quorum and will not be counted as votes "FOR" or "AGAINST"  Proposal 2. Beneficial owners of street account shares cannot vote at the Meeting. Only record owners may vote at the Meeting.

     o Voting by the Trustee for  OppenheimerFunds-Sponsored  Retirement  Plans.
Shares held in  OppenheimerFunds-sponsored  retirement  accounts for which votes are not received as of the last  business day before the Meeting  Date,  will be voted by the trustee  for such  accounts  in the same  proportion  as shares for which voting  instructions  from the Fund's other  shareholders have been timely received.

Revoking a Proxy

     You may  revoke  a  previously  granted  proxy  at any  time  before  it is exercised by: (1)  delivering a written  notice to the Fund  expressly  revoking your  proxy,  (2)  signing  and  sending to the Fund a  later-dated  proxy,  (3)
telephone  or internet or (4)  attending  the Meeting and casting  your votes in person  if you are a record  owner.  Please be  advised  that the  deadline  for revoking your proxy by telephone or the internet is 3:00 p.m.,  Eastern Time, on the last business day before the Meeting.  What other matters will be voted upon at the Meeting?

     The Board of  Directors  of the Fund does not  intend to bring any  matters before the Meeting other than those described in this Proxy  Statement.  Neither the Board nor the Manager is aware of any other matters to be brought before the
Meeting by others.  Matters not known at the time of the  solicitation  may come before the Meeting. The proxy as solicited confers discretionary  authority with respect to such matters that might  properly come before the Meeting,  including any adjournment or adjournments  thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

     o  Shareholder  Proposals.  The Fund is not required and does not intend to hold shareholder  meetings on a regular basis.  Special meetings of shareholders may be  called  from time to time by either  the Fund or the  shareholders  (for certain matters and under special  conditions  described in the Fund's Statement of  Additional  Information).  Under  the  proxy  rules of the SEC,  shareholder proposals  that  meet  certain  conditions  may be  included  in a fund's  proxy statement  for a  particular  meeting.  Those rules  currently  require that for future  meetings,  the shareholder  must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or  (ii)  in an  amount representing  at least 1% of the Fund's  securities to be voted, at the time the proposal is submitted and for one year prior  thereto,  and must continue to own such shares through the date on which the meeting is held.  Another  requirement relates to the  timely  receipt by the Fund of any such  proposal.  Under  those rules,  a proposal  must have been  submitted a reasonable  time before the Fund began to print and mail this Proxy  Statement  in order to be  included  in this
Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next  special  meeting  after the meeting to which this Proxy  Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the  proxy  materials  for that  meeting.  Notice of  shareholder proposals  to be  presented  at the  Meeting  must have been  received  within a reasonable  time  before the Fund began to mail this Proxy  Statement.  The fact that the Fund  receives  a proposal  from a  qualified  shareholder  in a timely manner does not ensure its  inclusion in the proxy  materials  because there are other requirements under the proxy rules for such inclusion.

     o  Shareholder  Communications  to the  Board.  Shareholders  who desire to communicate  generally with the Board should address their correspondence to the
Board of Directors of the Fund and may submit  their  correspondence  by mail to the Fund at 6803 South Tucson Way, Centennial,  CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular  Director,  the shareholder should so indicate.

                                             By Order of the Board of Directors,

                                             Robert G. Zack, Secretary
                                             April 30, 2007

                                                                     PROXY CARD
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                    OPPENHEIMER QUEST VALUE FUND, INC. SM
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2007

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted, Brian
Szilagyi,  and  Kathleen  Ives,  and each of them,  as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held  in the  name  of the  undersigned  on the  record  date  at the  Special
Meeting of  Shareholders  of Oppenheimer  Quest Value Fund,  Inc. (the "Fund")
to be held at 6803 South  Tucson Way,  Centennial,  Colorado,  80112,  on June
29, 2007, at 1:00 P.M. Mountain Time, or at any adjournment thereof,  upon the proposals  described in the Notice of Meeting and Proxy Statement,  which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's  Board of  Directors,  and the proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Directors.

When properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR"  the  proposals  if no choice is  indicated.  The proxy  will be voted in  accordance  with the proxy  holders'  best  judgment as to any other matters that may arise at the Meeting.
                                                   Note:   Please   sign  this
                                                  proxy  exactly  as your name
                                                  or  names   appear   hereon.
                                                  Each  joint   owner   should
                                                  sign.   Trustees  and  other
                                                  fiduciaries  should indicate
                                                  the  capacity  in which they
                                                  sign.   If  a   corporation,
                                                  partnership     or     other
                                                  entity,    this    signature
                                                  should  be  that  of a  duly
                                                  authorized   individual  who
                                                  should   state  his  or  her
                                                  title.

                                          _____________________________________
                                          Signature                        Date

                                          _____________________________________
                                          Signature (if held jointly)      Date

                                          _____________________________________
                                          Title if a corporation,
                                          partnership or other entity

                                 FOLD HERE

YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY  SHARES YOU OWN.  THE  MATTERS WE
ARE SUBMITTING FOR YOUR  CONSIDERATION  ARE SIGNIFICANT TO THE FUND AND TO YOU
AS A FUND  SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY  STATEMENT AND
CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.  Internet:  Log on to  www.myproxyonline.com.  Make  sure to  Control Number:
               have this proxy card  available when you plan to
               vote  your  shares.  You will  need the  control
               number and check  digit  found in the box at the
               right at the time you execute your vote.
2.  Touchtone  Simply dial toll-free  1-866-458-9856 and follow  Check Digit:
    Phone:     the  automated  instructions.  Please  have this
               proxy card available at the time of the call.
3.  Mail:      Simply  sign,  date,  and  complete  the reverse
               side of this  proxy  card and  return  it in the
               postage paid envelope provided.

TAGID: "TAG ID"
                                                                CUSIP: "CUSIP"

                                                                    PROXY CARD

                    OPPENHEIMER QUEST VALUE FUND, INC. SM
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2007

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSALS:

     1.   Election of Directors
          1 Thomas W. Courtney         5 Brian F. Wruble
          2 David K. Downes            6 John V. Murphy
          3 Robert G. Galli
          4 Lacy B. Herrmann

                FOR ALL           WITHOLD ALL        FOR ALL EXCEPT
                  [ ]                 [ ]                  [ ]

            If you wish to withhold authority to vote your shares
            for a particular nominee, mark the "FOR ALL EXCEPT" box
            and write the nominee's number(s) on the line provided below.
            Your shares will be voted "FOR" any remaining nominee(s).

            ---------------------------------------------------------

    2.   Proposal to change the Fund's investment objective from "The Fund seeks capital appreciation" to "The Fund seeks total return".

                  FOR               AGAINST           ABSTAIN
                  [ ]                 [ ]               [ ]